SALISBURY BANCORP, INC.

we're your growth

advantage







2020

Forward Looking Statements

This presentation contains certain statements that may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Welcome

- Richard J. Cantele, Jr., President and CEO
  Salisbury Bancorp, Inc.

In Appreciation

Michael A. Varet



- SAL Director since 1998
- Presiding Director 2007-2010
- Board Chair 2010-2019

Board Retirement

Polly Diane Hoe

- SAL Director since 2014
- Former Director of Riverside Bank
- Recent Committees:
  - Audit
  - HR Compensation
  - Nominating and Governance
  - Trust



Board Retirement

Michael D. Gordon

- SAL Director since 2014
- Founding Member and Director of Riverside Bank
- Recent Committees:
  - ALCO Investment
  - Loan
  - Trust



New Board Member

Neila B. Radin

- Joined the Board November of 2019
- Former Managing Director and Associate General Counsel of JPMorgan Chase & Co. (retired)
- Recent Committees:
  - Audit
  - Executive
  - HR Compensation
  - Nominating and Governance



New Board Member

Grace E. Schalkwyk

- Joined the Board November of 2019
- Advisor to Fintech and other technology companies
- Recent Committees:
  - ALCO Investment
  - Audit
  - Executive



Business of the Meeting

1. Election of three (3) Directors for a three (3) year term; election of two (2) Directors for a two (2) year term; and election of one (1) Director for a one (1) year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Other Business

1. Election of Directors

For terms expiring in 2023

- George E. Banta
- Richard J. Cantele, Jr.
- Grace E. Schalkwyk

For terms expiring in 2022

- Nancy F. Humphreys
- Neila B. Radin

For terms expiring in 2021

- Charles M. Andola

2. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

3. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Polls Closed

- Tabulation of Votes

Questions

Outline

- COVID -19 Update
- Company Profile
- 2019 and Q1 2020 Results
- 2020 Initiatives

Company Response to COVID - 19

- Appointed an internal task force comprised of the Company's management to address both operational and financial risks posed by COVID-19
- Modified branch operations
- Branch lobbies available, but on an appointment only basis
- Primarily drive thru transactions
- Increased emphasis on digital banking platforms
- Implemented physical separation of critical operational workforce
- Expanded paid time off benefits for employees
- Implemented work from home strategy
- The majority of the Company's non-branch and non-critical operational employees are working remotely
- Instituted daily calls with key staff
- Adopted Illness/Exposure and self-quarantine procedures
- Implemented enhanced cleaning protocols
- Redeployed staff to critical customer service operations to expedite payment deferral requests and Paycheck Protection Program (PPP) lending efforts
- Initiated re-entry planning

COVID - 19 Financial Impact

Loan Payment Deferrals	• As of May 5, 2020, 144 residential and consumer borrowers ($36 million of loan balances) and 263 commercial borrowers ($157 million of loan balances) have requested payment deferrals up to three months.
Fees and Allowance for Loan Losses	• Approximately $30 thousand in overdraft, ATM and other deposit fees were waived in March 2020.[1] • The allowance for loan losses increased by $1.7 million in 1Q 2020 primarily due to COVID-19.
Liquidity & Capital	• Salisbury has not experienced significant deposit outflows or draw downs on credit lines. • The Bank remains well-capitalized with a Tier 1 Capital ratio of 11.79% as of March 31, 2020.
Paycheck Protection Program	• As of May 5, 2020 Salisbury processed 779 customer loan applications for nearly $98 million.

[1] Salisbury will continue to waive these fees, which approximate $350 thousand per quarter, for 2Q 2020.


Dollars ($MM)
$0.0
$200.0
$400.0
$600.0
$800.0
$1000.0
2019
Published Record Earnings
$1,112.45
2018
Reached $1 Billion in assets
Acquisition of Fishkill, NY branch
170 year anniversary
Opened new banking center in Newburgh, NY
$1,121.55
2017
Acquisition of New Paltz, NY branch
$986.98
2015
Issuance of $10 MM Subordinated Debt
$16 MM SBLF Redemption
$891.19
2014
Opened Great Barrington, MA branch
Union Savings Bank branch acquisition (Deposits: $20.0 MM)
Acquisition of Riverside Bank (Assets: $239.0 MM)
$855.43
2012
Wealth AUA pass over $380 MM
$600.81
2011
$16 MM of perpetual preferred shares through SBLF and redemption of $8.8 MM under TARP
$609.28
2009
$8.8 MM of perpetual preferred shares under TARP
Webster Bank NA branch acquisition (Deposits: $11.5 MM)
Opened Millerton, NY branch
$562.35
2007
New York Community Bank branch acquisition (Deposits: $3.5 MM)
Opened Dover Plains, NY branch
Opened Sheffield, MA branch
$461.96
2004
Acquisition of Canaan National Bancorp, Inc. (Assets: $107.2 MM)
$423.1
2001
People's Bank branch acquisition (Deposits: $26.4 MM)
$283.6
1983
Opened Sharon, CT branch
$205.0
1963
$10.0
Opened Salisbury, CT branch
1925
$5.0
Merger with Robbins Burrall Trust Company (1874)
1848
$0.0
Salisbury Savings Society founded
Total Assets
Total Deposits

2019

community advantage



10+110
Number of educational seminars we had through Salisbury Bank YOUniversity and the number of community members who attended.

198
Number of community organizations that we provided monetary support to.



204
Number of jobs we provided in our community.

2,868
Non-perishable food items donated to 11 community pantries in Connecticut, Massachusetts, and New York.

7,018
Number of hours our employees volunteered in our community.



$161,053,976
Dollar amount of business loans we made in our market area to 226 local businesses (for the year 2019).



$16,500
Scholarship funding to 13 graduates from local area high schools.

64,240
Number of pounds of personal documents shredded at our 11 FREE Community "Shred" Days.



$71,567,403
Dollar amount of home mortgage loans lent to 285 community members.

$242,207
Total paid in municipal property taxes (for the year 2019).



Annual Employee Award Winners

Each year we seek to recognize some of our truly exceptional employees with awards. Each award recipient has contributed to our Company's success in ways that extend far beyond expectation.

The 2019 President's Award went to the entire bank



Leadership Development Team and Executive Sponsors pictured above

Annual Employee Award Winners

Employee of the Year



Cindy Bradley
Senior Vice President
Loan Administration Manager

Rookie of the Year



Kassidy Baker
Customer Support Associate

Rookie of the Year



Margaret Ham
Customer Associate

Volunteer of the Year



Amanda Goewey
Vice President
Berkshire Regional Branch Manager

Deposits and Loans


Deposits
$ Millions
CAGR 5%
$1,200
$1,000
$800
$600
$400
$200
$0
$782
$815
$927
$920
$966
2016
2017
2018
2019
1Q 2020


Loan Portfolio, Net
$ Millions
CAGR 7%
$1,200
$1,000
$800
$600
$400
$200
$0
$763
$802
$909
$927
$949
2016
2017
2018
2019
1Q 2020

Tier 1 Capital


14%
12%
10%
8%
6%
4%
2%
0%
12.1%
11.6%
11.2%
11.8%
11.8%
2016
2017
2018
2019
1Q 2020
Bank
Well Capitalized

Trust and Wealth Advisory


Assets Under Administration
$ Millions
$900
$800
$700
$600
$500
$400
$300
$200
$516.4
$610.2
$648.0
$777.5
$639.5
2016
2017
2018
2019
1Q 2020


Gross Revenues
$ Thousands
$4,500
$3,750
$3,000
$2,250
$1,500
CAGR 5%
$3,338
$3,477
$3,700
$3,995
$4,120
2016
2017
2018
2019
1Q 2020
Annualized

Net Interest Margin


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
3.69%
3.58%
3.35%
3.27%
3.35%
2016
2017
2018
2019
1Q 2020

Efficiency Ratio


75%
70%
65%
60%
55%
50%
66.7%
66.8%
69.1%
64.1%
61.4%
2016
2017
2018
2019
1Q 2020

Return on Average Equity


12%
10%
8%
6%
4%
7.16%
6.42%
8.84%
10.22%
7.07%
2016
2017
2018
2019
1Q 2020

Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.72%
0.63%
0.83%
1.00%
0.73%
2016
2017
2018
2019
1Q 2020

Other Real Estate Owned


$1,800
$1,300
$800
$300
719
1,810
314
2017
2018
2019
1Q 2020

NPAs / Assets


2.0%
1.5%
1.0%
0.5%
0.0%
1.34%
0.74%
0.74%
0.35%
0.28%
2016
2017
2018
2019
1Q20

NCOs / Average Loans


0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.19%
0.05%
0.05%
0.04%
2016
2017
2018
2019
1Q20

Loan Loss Reserves / Gross Loans


1.15%
1.05%
0.95%
0.85%
0.75%
0.80%
0.84%
0.85%
0.95%
1.11%
2016
2017
2018
2019
1Q20

Source: S&P Global and Company SEC filings.

Shareholder Value


Tangible Book Value
$40
$35
$30
$25
$20
$15
$10
$5
$0
$28.90
$29.39
$31.45
$34.98
$35.85
2016
2017
2018
2019
1Q 2020


Earnings Per Share
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.43
$1.88
$0.55
$2.25
$1.67
$0.58
$3.15
$2.43
$0.72
$3.95
$3.09
$0.86
$0.72
2016
2017
2018
2019
1Q 2020
1Q
Remainder of Year

2020 Strategic and Tactical Objectives

- Continue to protect employees and customers
- Develop a plan to re-open branches, when appropriate
- Prudently navigate through economic slowdown and COVID-19
- Enhance efficiency to reduce costs
- Deepen penetration of existing markets
- Establish new client relationships

SALISBURY BANCORP, INC.

we're your growth

advantage



2020